Credit Facility	9 Months Ended
Sep. 30, 2012
Debt Disclosure [Abstract]
CREDIT FACILITY
CREDIT FACILITY
As of September 30, 2012, the Company had $39.0 million of debt outstanding under its secured revolving credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) as administrative agent pursuant to an amended and restated credit agreement (the “Credit Agreement”). The Credit Facility allows the Company to borrow up to $250.0 million in revolving loans (the “Revolving Loans”), with the maximum amount outstanding not to exceed 65% of the cost or appraised value of qualified properties as determined by the administrative agent (the “Borrowing Base”). As of September 30, 2012, the allowable borrowings under the Borrowing Base of the Credit Facility was approximately $62.0 million based on the underlying collateral pool for qualified properties. Subject to meeting certain conditions described in the Credit Agreement and the payment of certain fees, the amount of the Credit Facility may be increased up to a maximum of $400.0 million. The Credit Facility matures on July 13, 2015.
The Revolving Loans will bear interest at rates depending upon the type of loan specified by the Company. For a Eurodollar rate loan, as defined in the Credit Agreement, the interest rate will be equal to the one-month LIBOR for the interest period, plus 2.35%. For floating rate loans, the interest rate will be a per annum amount equal to 1.35% plus the greatest of (1) the Federal Funds Rate plus 0.5%; (2) JPMorgan Chase’s Prime Rate; or (3) the one-month LIBOR plus 1.0%. As of September 30, 2012, the Revolving Loans had a weighted average interest rate 2.69%.
The Credit Agreement contains customary representations, warranties, borrowing conditions and affirmative, negative and financial covenants, including minimum net worth, debt service coverage and leverage ratio requirements and dividend payout and REIT status requirements. Based on the Company’s analysis and review of its results of operations and financial condition, the Company believes it was in compliance with the covenants of the Credit Facility as of September 30, 2012.
In addition, during the nine months ended September 30, 2012, the Company entered into a $10.0 million subordinate revolving line of credit with Series C, LLC, an affiliate of CR IV Advisors (“Series C”), (the “Series C Loan”). The Series C Loan has a fixed interest rate of 4.5% with accrued interest payable monthly in arrears and principal due upon maturity on April 12, 2013. The Series C Loan was approved by a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction as being fair, competitive and commercially reasonable and no less favorable to the Company than a comparable loan between unaffiliated parties under the same circumstances. As of September 30, 2012, there were no amounts outstanding on the Series C Loan.